EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                           AMERICAN TRANS AIR, INC.

                               Offer to Exchange
                   Pass Through Certificates, Series 2000-1
                        for a Like Amount of Registered
                   Pass Through Certificates, Series 2000-1

                  Pursuant to the Prospectus, dated [      ], 2000


     THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON [ ] 2000, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
-------------------------------------------------------------------------------

             Delivery To: Wilmington Trust Company, Exchange Agent

       By Hand, Mail or      Facsimile Transmission
 Overnight Courier                   Number

Wilmington Trust Company         (302) 651-8882
   Rodney Square North           (For Eligible
 100 North Market Street         Institutions Only)
   Wilmington, DE 19890
Attention: Don G. MacKelcan    Confirm by Telephone
 Personal and Confidential
                                  (302) 651-8726
                               or (302) 651-1000

(If by Mail, Registered or
 Certified Mail Recommended)

     Delivery of this instrument to an address other than as set forth above, or transmission of instruction via facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated [ ], 2000 (the "Prospectus"), of American Trans Air, Inc., an Indiana corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $238,641,000 of Pass Through Certificates, Series 2000-1, which have been registered under the Securities Act of 1933, as amended (the "Exchange Certificates"), for an equal principal amount of the outstanding Pass Through Certificates, Series 2000-1 (the "Outstanding Certificates") with the holders thereof.

     For each Outstanding Certificate accepted for exchange, the holder of such Outstanding Certificate will receive an Exchange Certificate having a principal amount equal to that of the surrendered Outstanding Certificate. Exchange Certificates will accrue interest at the applicable per annum rate for such Exchange Certificates as set forth on the cover page of the Prospectus, from the date on which the Outstanding Certificates surrendered in exchange therefor were originally issued. Interest on the Exchange Certificates is payable on January 15, April 15, July 15 and October 15 of each year, commencing April 15, 2000.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Outstanding Certificates of any extension as promptly as practicable by oral or written notice thereof.

     This Letter is to be completed by a holder of Outstanding Certificates either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Certificates, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, this Letter and that the Company may enforce this Letter against such participant. Holders of Outstanding Certificates whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book- entry tender of their Outstanding Certificates into the Exchange Agent's account at the Book-Entry Transfer Facility (the "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Outstanding Certificates according to the guaranteed delivery procedures set forth in

"The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Outstanding Certificates to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Certificates should be listed on a separate signed schedule affixed hereto.

                                                   DESCRIPTION OF OUTSTANDING CERTIFICATES
-------------------------------------------------------------------------------------------------------------------
                                                                                 1              2              3
-------------------------------------------------------------------------------------------------------------------

                                                                                          Aggregate
                                                                                           Principal
                                                                                           Amount of      Principal
             Name(s) and Address(es) of Registered Holder(s)               Certificate    Outstanding       Amount
                       (Please fill in, if blank)                           Number(s)*   Certificate(s)    Tendered
-------------------------------------------------------------------------------------------------------------------


Total
-------------------------------------------------------------------------------------------------------------------
  *      Need not be completed if Outstanding Certificates are being tendered by book-entry transfer.

     **   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Outstanding Certificates represented by the Outstanding Certificates indicated in column 2. See Instruction
          2. Outstanding Certificates tendered hereby must be in denominations of principal amount of US$1,000 and any integral multiple thereof.
          See Instruction 1.
          ---------------------------------------------------------------------------------------------------------

| |CHECK HERE IF TENDERED OUTSTANDING CERTIFICATES ARE BEING DELIVERED BY
   BOOK- ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution_______________________________________________

   Account Number___________________     Transaction Code Name_________________

     By crediting the Outstanding Certificates to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated message (an "Agent's Message") in which the holder of the Outstanding Certificates acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Outstanding Certificates all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

| |CHECK HERE IF TENDERED OUTSTANDING CERTIFICATES ARE BEING DELIVERED
   PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Holder(s)_____________________________________________

   Window Ticket Number (if any)_______________________________________________

   Date of Execution of Notice of Guaranteed Delivery__________________________

   Name of Institution which guaranteed delivery_______________________________

   If Delivered by Book-Entry Transfer, Complete the Following:

   Account Number_______________           Transaction Code Name_______________

| |CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
   COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: _________________________________________________________________________

Address:_______________________________________________________________________
        _______________________________________________________________________


 SPECIAL ISSUANCE INSTRUCTIONS                                                        SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 3 and 4)                                                            (See Instructions 3 and 4)
     To be completed ONLY if certificates for Oustanding                 To be completed ONLY if certificates for Oustanding
Certificates not exchanged and/or Exchange Certificates are to be   Certicates not exchanged and/or Exchange Certificates are to be
issued in the name of and sent to someone other than the person     issued in the name of and sent to someone other than the person
or persons whose signature(s) appear(s) on this Letter above,       or persons whose signature(s) appear(s) on this Letter above,
or if Outstanding Certifictes delivered by book-entry transfer      or if Outstanding Certifictes delivered by book-entry transfer
which are not accepted for exchange are to be reutrned by           which are not accepted for exchange are to be reutrned by
credit to an account maintained at the Book-Entry Transfer          credit to an account maintained at the Book-Entry Transfer
Facility other than the account indicated above.                    Facility other than the account indicated above.

Issue:  Exchange Certifictes and/or Outstanding Certificates to:    Mail: Exchange Certficates and/or Outstanding Certificates to:

Name(s)________________________________________________________     Names(s)_______________________________________________________
                        (Please Type or Print)                                          (Please Type or Print)

_______________________________________________________________     _______________________________________________________________
                        (Please Type or Print)                                          (Please Type or Print)

Address _______________________________________________________     Address _______________________________________________________

_______________________________________________________________     _______________________________________________________________
                              (Zip Code)                                                       (Zip Code)

                    (Complete Substitute FOmr W-9)


| |     Credit unexchanged Outstanding Certificates delivered by
        (Please Type or Print) book-entry transfer to the Book-
        Entry Transfer Facility account set forth below.

----------------------------------------------------------------
                   (Book-Entry Transfer Facility
                   Account Number, if applicable)


IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING Certificates OR A BOOK-ENTRY
CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO
MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

                                              CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.


                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

          (Complete Accompanying Substitute Form W-9 on reverse side)

Dated:__________________________, 2000

x
  ____________________________________   ________________________________,2000
x
  ____________________________________   ________________________________,2000
         Signature(s) of Owner                          Date

Area Code and Telephone Number

     If a holder is tendering any Outstanding Certificates, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Certificates or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

      Name(s):_________________________________________________________________

              _________________________________________________________________
                                     (Please Type or Print)

      Capacity:________________________________________________________________

      Address: ________________________________________________________________

               ________________________________________________________________
                                     (Including Zip Code)

                                 SIGNATURE OF GUARANTEE

                             (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:_______________________________________________________
                                     (Authorized Signature)

_______________________________________________________________________________
                                         (Title)

_______________________________________________________________________________
                                     (Name and Firm)

Dated:___________________________________________________________________, 2000

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Certificates indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Certificates tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all rights, title and interest in and to such Outstanding Certificates as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Outstanding Certificates tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Certificates acquired in exchange for Outstanding Certificates tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Certificates, whether or not such person is the undersigned, that neither the holder of such Outstanding Certificates nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Certificates and that neither the holder of such Outstanding Certificates nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "Commission") that the Exchange Certificates issued in exchange for the Outstanding Certificates pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Certificates are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such Exchange Certificates. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Certificates. If the undersigned is a broker-dealer that will receive Exchange Certificates for its own account in exchange for Outstanding Certificates, it represents that the Outstanding Certificates to be exchanged for the Exchange Certificates were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Certificates; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Certificates tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Certificates (and, if applicable, substitute certificates representing Outstanding Certificates for any Outstanding Certificates not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Certificates, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Certificates (and, if applicable, substitute certificates representing Outstanding Certificates for any Outstanding Certificates not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Certificates."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING CERTIFICATES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING CERTIFICATES AS SET FORTH IN SUCH BOX ABOVE.

                                INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer
             to Exchange Pass Through Certificates, Series 2000-1
          of American Trans Air, Inc. for a Like Amount of Registered
                   Pass Through Certificates, Series 2000-1

1.   Delivery of this Letter and Certificates; Guaranteed Delivery Procedures.

     This letter is to be completed by Certificateholders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book- Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Outstanding Certificates, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or an Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Certificates tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Certificateholders whose certificates for Outstanding Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Certificates pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible institution, (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Certificates, the certificate number of numbers of such Outstanding Certificates and the principal amount of Outstanding Certificates tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Outstanding Certificates, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu thereof), with any required signature guarantees and any other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Outstanding Certificates, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or a facsimile thereof or an Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Outstanding Certificates and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Outstanding Certificates are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. Partial Tenders (not applicable to certificateholders who tender by book-entry transfer).

     If less than all of the Outstanding Certificates evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Certificates to be tendered in the box above entitled "Description of Outstanding Certificates--Principal Amount Tendered." A reissued certificate representing the balance of nontendered Outstanding Certificates will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Outstanding Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

     If this Letter is signed by the registered holder of the Outstanding Certificates tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate without any change whatsoever.

     If any tendered Outstanding Certificates are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Outstanding Certificates are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Outstanding Certificates specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Certificates are to be issued, or any untendered Outstanding Certificates are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administration, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Outstanding Certificates or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an officer or correspondent in the United States (an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Outstanding Certificates are tendered: (i) by a registered holder of Outstanding Certificates (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Certificates) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or
(ii) for the account of an Eligible Institution.

4.   Special Issuance and Delivery Instructions.

     Tendering holders of Outstanding Certificates should indicate in the applicable box the name and address to which Exchange Certificates issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Certificates not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Certificateholders tendering Outstanding Certificates by book-entry transfer may request that Outstanding Certificates not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Outstanding Certificates not exchanged will be returned to the name or address of the person signing this Letter.

5.   Tax Identification Number.

     U.S. Federal income tax law generally requires that a tendering holder whose Outstanding Certificates are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of Exchange Certificates may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Outstanding Certificates (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Outstanding Certificates must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the

Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Outstanding Certificates is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Outstanding Certificates are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

6.   Transfer Taxes.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Certificates to it or its order pursuant to the Exchange Offer. If however, Exchange Certificates and/or substitute Outstanding Certificates not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Certificates tendered hereby, or if tendered Outstanding Certificates are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Certificates to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Certificates specified in this Letter.

7.   Waiver of Conditions.

     The Company reserves the absolute right, in its sole discretion, to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   No Conditional Tenders.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Certificates, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Outstanding Certificates for exchange.

9.   Mutilated, Lost, Stolen or Destroyed Outstanding Certificates.

     Any holder whose Outstanding Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   Requests for Assistance or Additional Copies.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                   TO BE COMPLETED BY ALL TENDERING HOLDERS

                              (See Instruction 5)

                               PAYOR'S NAME: [ ]

SUBSTITUTE                          Part 1--PLEASE PROVIDE THE                   TIN:______________________________
Form W-9                            TAXPAYER IDENTIFICATION                           Social Security Number or
Department of the Treasury          NUMBER ("TIN") OF THE PERSON                    Employer Identification Number
Internal Revenue Service            SUBMITTING THIS LETTER OF
                                    TRANSMITTAL IN THE BOX AT
Payor's Request for                 RIGHT AND CERTIFY BY SIGNING
Taxpayer                            AND DATING BELOW
Identification Number

("TIN") and

Certification

                                    Part 2--TIN Applied For | |

                                    CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY
                                    THAT:

                                    (1)   the number shown on this form is my
                                          correct Taxpayer Identification
                                          Number (or I am waiting for a number
                                          to be issued to me).

                                    (2)   I am not subject to backup
                                          withholding either because: (a) I am
                                          exempt from backup withholding, or
                                          (b) I have not been notified by the
                                          Internal Revenue Service (the "IRS")
                                          that I am subject to backup
                                          withholding as a result of a failure
                                          to report all interest or dividends,
                                          or (c) the IRS has notified me that
                                          I am no longer subject to backup
                                          withholding, and

                                    (3)   any other information provided on
                                          this form is true  and correct.

                                    SIGNATURE _______________________           DATE ___________________


You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.


      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX

                       IN PART 2 OF SUBSTITUTE FORM W-9

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate
Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

________________________________________                       ______________________
                Signature                                                  Date
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